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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 30, 2003

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)


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
            Delaware                           333-106175                 13-3416059
        (State or other                        (Commission               (IRS Employer
        jurisdiction of                       File Number)            Identification No.)
         incorporation)


            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                                10080
(Address of principal executive offices)                                   Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former name and former address, if changed since last report)
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ITEM 5. Other Events.

        The Registrant registered the issuance of one or more series of asset-backed certificates and/or asset-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-106175 (the "Registration Statement"). Pursuant to the Registration Statement, on October 30, 2003 the Registrant issued approximately $126,653,100 in aggregate principal amount of its Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2003-5SL.

        This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the prospectus, dated July 3, 2003, as supplemented by the prospectus supplement, dated October 28, 2003 and the supplement to the prospectus supplement, dated October 31, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

        The "Certificates" consist of the following classes: Class A-1, Class A-X, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class P, Class X and Class R. The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of October 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee. The Certificates evidence all of the beneficial ownership interests in a trust fund that consists primarily of a pool of certain fixed rate, conventional, second lien residential mortgage loans with an aggregate outstanding principal balance of approximately $133,109,686 as of October 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
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ITEM 7.    Financial Statements; Pro Forma Information and Exhibits.

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits:


                  4.1 Pooling and Servicing Agreement, dated as of October 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee.

                  99.1 Form of Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2003, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:     /s/ Matthew Whalen
                                                 ------------------------------
                                         Name:   Matthew Whalen
                                         Title:  President

Date:  November 14, 2003
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                                  EXHIBIT INDEX

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
Exhibit No.                            Description                           Page No.
-----------                            -----------                           --------
4.1           Pooling and Servicing Agreement, dated as of October 1,
              2003, among Merrill Lynch Mortgage Investors, Inc., as
              Depositor, Wilshire Credit Corporation, as Servicer, Wells
              Fargo Bank Minnesota, National Association, as Master
              Servicer and Securities Administrator and Deutsche Bank
              National Trust Company, as Trustee.
99.1          Form of Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2003, between Terwin Advisors LLC, as
              Seller and Merrill Lynch Mortgage Investors, Inc., as
              Purchaser.
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